Exhibit 10.50



                               PURCHASE AGREEMENT
                               ------------------

                           Dated as of August , 2006

     THIS PURCHASE AGREEMENT is made by and between STANFORD INTERNATIONAL BANK LIMITED, a bank organized under the laws of Antigua ("Stanford"); and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("AMLH").

                                    RECITALS

     A. Stanford is the owner of a certain Promissory Note of even date in the principal amount of US$750,000 made by Scott Roix ("Roix") in favor of Stanford (the "Note").

     B. Stanford received the Roix Note pursuant to the terms of a Purchase Agreement of even date between Stanford and Roix (the "Roix Purchase Agreement"), pursuant to which Stanford sold its interest in Vici Marketing Group, LLC ("Vici") to Roix.

     C. Stanford desires to sell the Note to AMLH and AMLH desires to acquire the Note, on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Purchase  and  Sale  of  Notes
         --------------------------

          1.1  Purchase of Notes. Immediately upon the execution and delivery of
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     this Agreement, Stanford will sell, assign and deliver the Note to AMLH (or its designee), and AMLH (or its designee) will purchase and accept the Note.

          1.2  Consideration for Note. In consideration of the sale of the Note,
               ----------------------
     AMLH will issue to Stanford: (i) 235,000 shares of the common stock of AMLH (the "Common Shares"); and (ii) a five-year warrant to purchase 235,000 shares of AMLH common stock at an exercise price of $20 per share (the "Warrant").

          1.3  Delivery  of  Common  Stock.  Immediately  upon the execution and
               ---------------------------
     delivery of this Agreement, AMLH will deliver certificates evidencing the Common Shares.

     2.  Additional  Agreements
         ---------------------

          2.1 Delivery of Documents. Immediately upon the execution and delivery
              ---------------------
     of  this  Agreement,  the  parties  will  deliver  the following documents:

               (a) Stanford will deliver to AMLH the original Note, duly endorsed for transfer to AMLH or its designee, as well as an assignment of its rights under the Roix Purchase Agreement.

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               (b)  AMLH  will  deliver  to  Stanford  and/or  its assignees the
          Warrant  and  certificates  evidencing  the  Common  Shares.

          2.2  Related  Transactions. The parties acknowledge and agree that the
               ---------------------
     consummation of the transactions contemplated by this Agreement shall occur simultaneously with the consummation of the transactions contemplated by:
     (i) the Purchase Agreement of even date by and between Stanford, Roix and Vici, pursuant to which Roix will acquire from Stanford its interest in Vici, and (ii) the Marketing Services Agreement of even date by and between AMLH, American Leisure Homes, Inc. and Roix pursuant to which Roix will be engaged to provide certain marketing services to American Leisure Homes Inc.

     3.  REPRESENTATIONS  AND  WARRANTIES  OF  STANFORD.
         ---------------------------------------------

          Stanford  hereby  represents  and  warrants  to  AMLH  as  follows:

          3.1  Ownership  of  Note.  Stanford  owns the Note beneficially and of
               -------------------
     record and will deliver the Note to AMLH, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, community property rights, equities, liabilities, debts, restrictions on transfer or other defects in title of any kind or nature.

          3.2  Authority  to  Enter into Agreement; Enforceability. Stanford has
               ---------------------------------------------------
     the right, power, legal capacity and authority to enter into and carry out the terms and provisions of this Agreement and the other agreements to be entered into by Stanford in connection with the consummation of this Agreement, without obtaining the approval or consent of any party or authority. This Agreement and such other agreements constitute the legal, valid and binding agreements of Stanford, enforceable against it in accordance with their terms.

          3.3  Compliance with Laws and Other Instruments. Neither the execution
               ------------------------------------------
     and delivery of this Agreement or any other agreement to be entered into by Stanford pursuant to this Agreement, nor the consummation of the transactions contemplated by this Agreement or such other agreements, will conflict with, or result in a violation or breach of, or constitute a default under, any term or provision of any order, judgment, injunction, decree, license, permit, statute, ordinance, rule or regulation of any court or any governmental or regulatory authority or any indenture, mortgage, deed of trust, lease, contract, instrument, commitment or other agreement or arrangement to which Stanford is a party or by which it or its properties are bound.

     4.  REPRESENTATIONS AND WARRANTIES OF AMLH. AMLH represents and warrants to
         --------------------------------------
Stanford  as  follows:

          4.1  Authority  to  Enter into Agreement; Enforceability. AMLH has the
               ---------------------------------------------------
     right, power, legal capacity and authority to enter into and carry out the terms of this Agreement and the other agreements to be entered into by AMLH pursuant to the terms of this Agreement without obtaining the approval or consent of any party or authority. This Agreement and such other agreements constitute the legal, valid and binding agreements of AMLH, enforceable against AMLH in accordance with their respective terms.

          4.2  Compliance with Laws and Other Instruments. Neither the execution
               ------------------------------------------
     and delivery of this Agreement or any other agreement to be entered into by

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     AMLH  pursuant  to  this  Agreement,  nor  the  consummation  of  the transactions contemplated by this Agreement or such other agreements, will conflict with, or result in a violation or breach of, or constitute a default under, any term or provision of the articles of incorporation, bylaws or any order, judgment, injunction, decree, license, permit, statute, ordinance, rule or regulation of any court or any governmental or regulatory authority or any indenture, mortgage, deed of trust, lease, contract, instrument, commitment or other agreement or arrangement to which AMLH is a party or by which it or its properties are bound.

          4.3  "AS  IS"  Transaction.  AMLH  acknowledges  and  understands that
               ---------------------
     Stanford is selling the Note "AS IS," without recourse to Stanford, and that Stanford has not made any representation or warranty regarding the Note except for those representations and warranties set forth in Section 3 above. Specifically, AMLH acknowledges and understands that Stanford has not made any representation or warranty regarding the collectibility of the Note.

     5.  SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  All
         ----------------------------------------------------------
representations, warranties and agreements made by the parties in this Agreement will survive the execution, delivery and performance of this Agreement and any investigations, inspections or examinations made by or on behalf of the parties. All such representations and warranties will remain in full force and effect until the expiration of the applicable statute of limitations.

     6.  MISCELLANEOUS.
         -------------

          6.1 THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF EITHER PARTY.

          6.2  Expenses.  Except  as  otherwise  provided by this Agreement, all
               --------
     legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated herein will be paid by each party as each such party incurs such expenses.

          6.3  Notices.  Any notice or other communication required or permitted
               -------
     under this Agreement will be given in writing and will be delivered by hand or air courier or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to Stanford, to:
               c/o James M. Davis
               6075 Poplar  Avenue
               Suite  300
               Memphis,  Tennessee  38119

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               If to AMLH, to:
               2460 Sand Lake Road
               Orlando, Florida 32809

     Any such notice or communication will be effective and be deemed to have been given as of the date delivered, if by hand or air courier, or as of the date or receipt or refusal, if mailed. Any party may change the foregoing address by giving notice to all of the other parties in the manner provided under this Section 6.3.

          6.4  Entire  Agreement.  This  Agreement  and  the  exhibits  to  this
               -----------------
     Agreement: (i) constitute the entire and exclusive agreement and understanding between the parties with respect to the subject matter hereof; (ii) will inure only to the benefit of the parties hereto, and no other person will have any rights hereunder, (iii) except as otherwise provided herein, will be binding upon the respective successors and assigns of the parties; and (iv) supersede and revoke all prior agreements, oral or written. All Exhibits hereto will be deemed a part of this Agreement.

          6.5  Applicable  Law.  The  validity, enforcement, and construction of
               ---------------
     this  Agreement  will  be  governed  by  the  laws of the State of Florida.

          6.6  Binding Arbitration. The parties will arbitrate any dispute which
               -------------------
     may arise between them with respect to or in connection with this Agreement or the prior relationship of the parties. Such dispute will be resolved in accordance with the then applicable rules of the American Arbitration Association. The award of the arbitrators will be binding on the parties, and judgment on such award may be entered in any court of competent jurisdiction. Arbitration will take place in Miami, Florida.

          6.7  Headings.  The  headings  in  this  Agreement  are  solely  for
               --------
     convenience  of  reference  and  will  not  affect  its  interpretation.

          6.8  Counterparts.  This  Agreement  may  be  executed  in  as  many
               ------------
     counterparts as may be deemed necessary or convenient, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          6.9  Gender,  Etc.  Words  used  herein,  regardless of the number and
               ------------
     gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          6.10  Interpretation.  No  provision  of  this  Agreement  is  to  be
                --------------
     interpreted for or against any party because that party or that party's legal representative drafted such provision.

          6.11  Provisions  Separable.  The  provisions  of  this  Agreement are
                --------------------
     independent of and separable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

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          6.12  Independent Counsel. The parties acknowledge and agree that each
                -------------------
     of them has been represented by its own counsel in connection with the preparation of this Agreement.

          6.13  Amendments;  Waivers. This Agreement may be amended or modified,
                --------------------
     and any of the terms, covenants, representations, warranties or conditions in this Agreement may be waived, only by written instrument executed by the parties, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, will not be deemed to be nor construed as a further waiver of such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

          6.14  Attorney  Fees. In the event of any legal proceedings (including
                --------------
     arbitration) arising out of this Agreement, the prevailing party will be entitled to recover from the non-prevailing party or parties, reasonable cost and expenses, including attorneys fees, incurred by such prevailing party hi such proceedings. As used herein, attorneys fees will include, without limitation, attorneys fees incurred by such party hi any arbitration, judicial, bankruptcy, administrative or other proceedings, in any appellate proceedings, and in any post-judgment proceedings.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                             STANFORD:
                                             --------

                                             Stanford International Bank Limited

                                             By:
                                                --------------------------------
                                             Its:
                                             Name:



                                             AMLH:
                                             ----

                                             American Leisure Holdings, Inc.

                                             By: M. J. Wright
                                                --------------------------------
                                             Its: CEO
                                             Name: M. J. Wright


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